A RISING STAR

OTCBB: RSSS
Investor Presentation
December 2013

NOTICE OF DISCLOSURE

CONFIDENTIAL INFORMATION. This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential.

The agents and the agents' counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The agents' counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber. The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company. Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

RESEARCH SOLUTIONS

RESEARCH SOLUTIONS' RISE


Revenue
Millions
50
45
40
35
30
25
20
15
10
5
-
YE 6/30/08
YE 6/30/09
YE 6/30/10
YE 6/30/11
YE 6/30/12
YE 6/30/13
Article Galaxy Revenue
Reprints and ePrints Revenue
TAAG Revenue

RESEARCH SOLUTIONS

WITH INCREASED MARKET PENETRATION POTENTIAL

$4.2 Billion

Scientific, Technical and Medical Sub-Segment

$1 Trillion

Periodicals Industry

RESEARCH SOLUTIONS

EXECUTIVE SUMMARY



Research Solutions, Inc. is
a leading B2B provider of
Scientific, Technical and Medical Information
to research-intensive organizations.

RESEARCH SOLUTIONS

SERVING RESEARCH-DRIVEN COMPANIES

FORTUNE 500 TO START-UPS

William Hayes, former Director, Decision Support, IT at Biogen Idec

"The other thing I like about RD is their availability to embed into our workflows rather than forcing us to accommodate their workflows. ... it has been the easiest and most successful outsourcing I've done."

A RECOGNIZED LEADER BY CUSTOMERS & THE MARKET

Association of Independent Information Professionals (AIIP) 2012 Technology Winner

Bibliogo

Reprints Desk earned this accolade for Bibliogo, the free web-based platform that combines current awareness alerting, reference and document management, and integrated document delivery and reprints services.

Los Angeles Business Journal's 2012 list of largest and most profitable public companies in Los Angeles

Reprints Desk's parent company Derycz Scientific ranked 147th overall

Derycz Scientific, Inc. is an information logistics company. The company and its subsidiaries develop products, services and systems to facilitate the re-use of published content in a manner that helps organizations achieve their marketing, communication and research goals effectively and in compliance with copyright law and regulatory rules.

KMWorld Trend-Setting Product of 2012

Article Galaxy

Article Galaxy was a named a trend-setting knowledge management product for innovation and helping to define, enhance and define a market critically important to customers.

KMWorld 100 – 2012

The most important 100 companies in the knowledge management industry based on a demonstration of unwavering commitment to their customers by helping to harvest an organization's collective intelligence in order to best serve its entire constituency chain.

2012 Hottest Southern California Companies

With this text Recognizing the fastest growing technology companies in Los Angeles, San Diego and Santa Barbara. Companies must be in either the Software, Wireless, Internet, Hardware, or Media industry and be within Southern California. From there, each company must meet one or more of the following requirements; 100% increase in revenues over the past 2 years; OR Over $3M in funding in the past 2 years.

Best Online Science or Technology Service

Bibliogo was recognized as a winner for the best online service providing access to data, information, or news in fields such as astronautics, biology, chemical research or processing, computer and software development, engineering, environmental science, geophysics, medicine/diagnosis/surgical/patient care, pharmaceutical, nanotechnology, patents and trademarks, and physics. Sources could include journals, technical papers and reports, data collections, records, trends, news, standards and specifications.

RESEARCH SOLUTIONS

RSSS: A RISING STAR

A RECOGNIZED LEADER BY CUSTOMERS & THE MARKET

2013-2014 EContent 100 Multi-year Winner!

RESEARCH SOLUTIONS

In the company of...

amazon.com

hulu

Spotify

Google

LinkedIn

facebook

NETFLIX

A RECOGNIZED LEADER BY CUSTOMERS & THE MARKET


OUTSELL.
Document Delivery:
Best Practices and Vendor
Scorecard – 2012 Update
WHO'S INSIDE

Vendor	Depth and Breadth of Coverage		Fair Pricing		Ease of Doing Business	
	2008	2012	2008	2012	2008	2012
British Library Document Supply Service (BLDSS)	4.4	4.4	3.7	3.7	3.8	3.7
FIZ AutoDoc	NA	4.2	NA	3.6	NA	4.3
Information Express – IE Online	3.7	3.8	3.7	3.6	3.8	3.8
Infotrieve – Infotrieve Document Delivery	4.0	4.0	3.5	3.3	3.7	3.4
ingentaconnect	3.5	3.8	3.0	3.4	3.6	3.6
Linda Hall Library – Document Delivery Services	4.4	4.1	4.1	4.0	4.2	4.1
Reprints Desk	4.5	4.5	4.1	4.2	4.5	4.4
The Research Investment, Inc.	3.7	3.9	3.1	3.7	3.6	4.0
Thomson Reuters IP & Science – Document Solution	3.8	3.6	4.0	3.2	3.8	3.4

Scale: 1=very dissatisfied, 2=dissatisfied, 3=neutral, 4=satisfied, 5=very satisfied Bases: 2008=9-83; 2012=8-56 Source: Outsell's 2012 Document Delivery Survey

Table 5. Document Delivery Vendors: Loyalty Ratings

Vendor	Would Recommend	
	2008	2012
British Library Document Supply Service (BLDSS)	4.3	4.1
FIZ AutoDoc	NA	4.3
Information Express – IE Online	4.0	3.6
Infotrieve – Infotrieve Document Delivery	3.9	3.6
Ingentaconnect	3.6	3.8
Linda Hall Library – Document Delivery Services	4.6	4.4
Reprints Desk	4.6	4.6
The Research Investment, Inc.	3.7	4.4
Thomson Reuters IP & Science – Document Solution	3.9	3.6

RESEARCH SOLUTIONS

CHANGING INDUSTRY VIA THE INTERNET

Industry	Status Quo	Internet Revolutionary	New Paradigm
	Travel agencies dominated, disintermediation rules	Expedia.com	Buy tickets, rent cars, book hotel rooms online, power shifts to consumer
	Big box stores, malls, retail outlets	amazon.com	One click to purchase, buy online via credit cards
	Record stores selling entire CDs	iTunes	File sharing shakes up industry, model is evolving to buying songs for $0.99
	Newspapers, classifieds, flea markets, auctions	ebay	The most successful online business has become the largest online marketplace
	Paper resumes & experience search firms	monster	Electronic resumes, employer & employee screening tools
	Costly, inefficient, inaccurate	RS RESEARCH SOLUTIONS	High quality, cost effective data collection

THE CUSTOMER PROBLEM

BIOPHARMA EXAMPLE



- Customer/market need



- Intellectual property-based solution


E-ZPass
Express Lanes
ONLY

- Competition to solve first & best

RESEARCH SOLUTIONS

THE RSSS SOLUTION

OUR LICENSING & INFORMATION LOGISTICS

=

CUSTOMERS' COMPETITIVE ADVANTAGE

RESEARCH SOLUTIONS



PROVEN MANAGEMENT TEAM

ALIGNED WITH SHAREHOLDERS

NAME	POSITION	BACKGROUND
Peter Derycz	**President & CEO**	20 year Industry Veteran & Entrepreneur. Grew Infotrieve (a purveyor of scientific articles) to $32 million in sales before selling to a group of Private Equity investors in 2003.
Jan Peterson	**Director & Head of Publisher Relations**	30+ years in STM (Scientific, Technical, Medical) publishing and content development. Established individual article sales as a legitimate revenue stream for publishers and coined the term "Article Economy".
Scott Ahlberg	**Chief Operations Officer**	20 years of rights management, product development and content distribution experience.
Alan Urban	**Chief Financial Officer**	Mr. Urban has 20 years of experience in finance and operations for emerging companies, predominantly in the internet and technology space. Prior to Research Solutions, he served as CFO for ReachLocal (RLOC), an internet marketing company for small and medium businesses.
Tracy Forrester	**Head of Reprint Operations**	15 years experience managing reprints and information/library service operations in both the public and private sectors.
Marc Nissan	**Chief Technology Officer**	13 years of solid experience building stable content delivery and management systems.
Ian Palmer	**Chief Sales and Marketing Officer**	15 years of marketing management working for content and technology industry leaders including Medscape, Inc., Safari Books Online, LLC, Singular Publishing Group, Inc., and Impinj, Inc. ., an RFID technology provider and previous winner of the Red Herring Top 100 Private Companies of North America Award.

RESEARCH SOLUTIONS

THE NUMBERS

REVENUE


Revenue
Millions
50
45
40
35
30
25
20
15
10
5
-
YE 6/30/08
YE 6/30/09
YE 6/30/10
YE 6/30/11
YE 6/30/12
YE 6/30/13
Article Galaxy Revenue
Reprints and ePrints Revenue
TAAG Revenue

RESEARCH SOLUTIONS

THE NUMBERS

REVENUE BY CATEGORY


Revenue by Category
Millions
20
18
16
14
12
10
8
6
4
2
YE 6/30/08
YE 6/30/09
YE 6/30/10
YE 6/30/11
YE 6/30/12
YE 6/30/13
Article Galaxy Revenue
Reprints and ePrints Revenue
TAAG Revenue
Linear (Article Galaxy Revenue)

RESEARCH SOLUTIONS

29% CAGR

THE NUMBERS

ARTICLE GALAXY REVENUE


20
18
16
14
12
10
8
6
4
2
-
Millions
YE 6/30/09
YE 6/30/10
YE 6/30/11
YE 6/30/12
YE 6/30/13

RESEARCH SOLUTIONS

THE NUMBERS

ADJUSTED EBITDA


Adjusted EBITDA
Millions
2
1
-
(1)
(2)
(3)
(4)
YE 6/30/08
YE 6/30/09
YE 6/30/10
YE 6/30/11
YE 6/30/12
YE 6/30/13

RESEARCH SOLUTIONS

GROWTH STRATEGY & FUTURE FOCUS


Revenues
Broaden Markets
Further Penetrate Market and Take Share
International Expansion
Develop New Service Offerings
Information Acquisition
Information Management
Information Search
Information Analysis
Increase Sales to Existing Customers
Further Gain Share of Spend from Existing Customers
Target Most Rapidly Growing Customers
Cross-Sell Full Product Range
Pursue Strategic Acquisitions
Expand Range of Services
Increase Customer Base
Time

INVESTMENT HIGHLIGHTS SUMMARY

- Sizeable & unique content marketplace
- Industry leading services & brand reputation
- Solving time, quality and cost problems

- Desirable, proprietary & hard to replicate assets
- Technology driven service model with significant operating leverage

- Experienced management team with history of creating shareholder value

- Proven track record of dynamic revenue growth and financial performance
- Repeatable sales model

RESEARCH SOLUTIONS

THANK YOU

RESEARCH SOLUTIONS